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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  JANUARY 21, 1999



                      EOP OPERATING LIMITED PARTNERSHIP
           (Exact name of registrant as specified in its charter)



          DELAWARE                       1-13625                36-4156801
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


2 NORTH RIVERSIDE PLAZA
SUITE 2200
CHICAGO, ILLINOIS                                                      60606
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (312) 466-3300



                               NOT APPLICABLE
        (Former name or former address, if changed since last report)



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                       EQUITY OFFICE PROPERTIES TRUST


ITEM 5  -  OTHER EVENTS

Attached as Exhibits to this form are the documents listed below:

  Exhibit                    Document
  -------                    --------

    1.1 Underwriting Agreement dated January 21, 1999, by and among EOP Operating Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule A thereto.

    4.1                      Form of 6.375% Note.

    4.2                      Form of 6.5% Note.

    4.3                      Form of 6.8% Note.

    5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EOP OPERATING LIMITED PARTNERSHIP




                                       By:  Equity Office Properties, its
                                            Managing General Partner





Date: January 22, 1999                 By: /s/ Stanley M. Stevens
                                          -----------------------------
                                          Stanley M. Stevens
                                          Executive Vice President and
                                          Secretary


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                                EXHIBIT INDEX


  Exhibit                    Document
  -------                    --------

    1.1 Underwriting Agreement dated January 21, 1999, by and among EOP Operating Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters listed on Schedule A thereto.

    4.1                      Form of 6.375% Note.

    4.2                      Form of 6.5% Note.

    4.3                      Form of 6.8% Note.

    5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes.